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EXECUTION COPY

Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

        REGISTRATION RIGHTS AGREEMENT, dated December 30, 2005 (this "Agreement") by and among GT Equipment Technologies, Inc., a Delaware corporation (the "Company"), GT Solar Holdings, LLC, a Delaware limited liability company (together with any corporate successor thereto, "Holdings"), OCM/GFI Power Opportunities Fund II, L.P. (the "Managing Member"), and the other holders of Shares of Holdings (together with the Managing Member, the "Members").

        Upon consummation of the merger contemplated by the Agreement and Plan of Merger (the "Merger Agreement"), dated December 8, 2005, by and among the Company, Holdings and the other parties thereto, Holdings will own the entirety of the outstanding shares of common stock of the Company, par value $.01 per share ("Company Stock"). Upon execution and delivery of the Limited Liability Company Operating Agreement (the "LLC Agreement") dated December 30, 2005 by Holdings and the Members, the Members will own the entirety of the Shares (defined in the LLC Agreement) of Holdings. The Managing Member may hereafter elect to cause Holdings to be merged with or otherwise converted into a corporation, in turn causing the Shares to be converted into, exchanged for, or otherwise to be succeeded by shares of common stock in such corporation or another corporation (in any such case, such common stock being herein referred to as "Holdings Stock").

        In consideration of the foregoing, the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1.    Definitions.

          (a)   "Affiliate" of any particular Person means (i) if such Person is an entity (A) any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise, and (B) if such Person is a partnership, any partner thereof, and (ii) if such Person is an individual, such Person's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such Person and/or such Person's spouse or descendants.

          (b)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (c)   "Governmental Entity" means any federal, state, local or foreign government, political subdivision, legislature, court, agency, department, bureau, commission or other governmental regulatory authority, body or instrumentality, including any industry or other non-governmental self-regulatory organizations.

          (d)   "Manager Securities" means (i) Shares of Holdings at any time held by the Managing Member, and (ii) shares of Company Stock or Registrable Securities issued or issuable with respect to the securities referred to in clause (i) above by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including after such time as Holdings has been merged with or otherwise converted into a corporation. As to any particular Manager Securities, such securities shall cease to be Manager Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), or repurchased by Holdings, the Company or any subsidiary thereof.

          (e)   "NASD" means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

          (f)    "Person" means an individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization or other entity, or any Governmental Entity or quasi-governmental body or regulatory authority.

          (g)   "Registrable Securities" means any or all of the following (i) shares of Company Stock at any time owned by Holdings, (ii) shares of Company Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, (iii) shares of Holdings Stock held by any of the Members, and (iv) shares of Holdings Stock issued or issuable with respect to the securities referred to in clause (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), or repurchased by Holdings, the Company or any subsidiary thereof. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

          (h)   "Registrant" means the entity (Holdings or the Company, as the case may be) whose securities are to be registered pursuant to this Agreement.

          (i)    "Securities Act" means the Securities Act of 1933, as amended.

        2.    Demand Registrations.

          (a)    Requests for Registration. Subject to the terms and conditions of this paragraph 2:

              (i)  Holder(s) of a majority of the Manager Securities may at any time request registration by the Company or Holdings, as applicable, under the Securities Act on Form S-1 or any similar long-form registration (registrations on such form referred to as "Long-Form Registrations") or on Form S-2 or S-3 (registrations on such forms, including pursuant to Rule 415 under the Securities Act, referred to as "Short-Form Registrations") of all or any portion of the Registrable Securities held by Holdings or such Person(s).

             (ii)  All registrations requested pursuant to this paragraph 2(a) are referred to herein as "Demand Registrations."

          (b)   Each request for a Demand Registration shall be made to the applicable Registrant and shall specify the approximate number of the Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution. Within three (3) business days after receipt of any such request, the applicable Registrant shall give written notice of such requested registration to each Member who individually, or together with its Affiliates, holds at least five per cent (5%) of the outstanding common stock of the Registrant and, subject to the terms of paragraph 2(e) hereof, shall include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all of such Registrable Securities with respect to which such Registrant has received written requests for inclusion therein within fifteen (15) days after the receipt of the notice by such requesting holder.

          (c)    Long-Form Registrations.    Holders of a majority of the Manager Securities shall be entitled to request (i) three (3) Long-Form Registrations of Registrable Securities in which the Registrant shall pay all Registration Expenses ("Covered Long-Form Registrations") and (ii) unlimited Long-Form Registrations in which the holders of the Registrant's Registrable Securities shall pay their share of the Registration Expenses as set forth in paragraph 6 hereof. A registration shall not count as a Covered Long-Form Registration until it has become effective; provided that the Registrant shall pay all Registration Expenses in connection with any registration initiated as a Covered Long-Form Registration whether or not it has become effective and whether or not such registration has counted as a Covered Long-Form Registration.

          (d)    Short-Form Registrations.    In addition to the Long-Form Registrations provided pursuant to paragraph 2(c), the holders of a majority of the Manager Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Registrant shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Registrant is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration. After the Registrant has become subject to the reporting requirements of the Securities Exchange Act, it shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. In the case of any Short-Form Registration filed pursuant to Rule 415 under the Securities Act, the Registrant shall use its commercially reasonable best efforts to cause the registration statement to become effective as promptly as practicable and maintain the effectiveness of such registration statement (subject to the terms and conditions of this Agreement) for a period ending on the earlier of (i) two years following the date on which such registration statement first becomes effective, and (ii) the date on which all Registrable Securities covered by such registration statement have been sold and the distribution contemplated thereby has been completed, or have become freely tradeable pursuant to Rule 144 under the Securities Act without regard to volume.

          (e)    Priority on Demand Registrations.    The Registrant shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Manager Securities of the Registrant included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Registrant in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, of the Registrant, which can be sold therein without adversely affecting the marketability of the offering, the Registrant shall include in such registration (i) first, the securities the Registrant proposes to sell, (ii) second, Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the number of such Registrable Securities owned by each such holder and (iii) third, (if permitted by the holders of a majority of the Manager Securities) other securities of the Registrant requested to be included in such registration, pro rata among the respective holders thereof on the basis of the number of shares owned by each such holder (to the extent permitted to be so included, in the case of securities which are not Registrable Securities).

          (f)    Restrictions on Demand Registrations.    The Registrant may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Registrant's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Registrant or any of its subsidiaries to engage in any acquisition of assets or stock (other than in the ordinary course of business) or any merger, consolidation, tender offer, recapitalization, reorganization or similar transaction; provided that in such event, the holders of

  Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall in no event count as a Covered Long-Form Registration hereunder and the Registrant shall pay all Registration Expenses in connection with such registration. The Registrant may delay a Demand Registration hereunder only once in any twelve-month period.

          (g)    Selection of Underwriters.    The holders of a majority of the Manager Securities shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Registrant, which shall not be unreasonably withheld or delayed.

          (h)    Other Registration Rights.    Each of the Company and Holdings represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company, or Holdings, as applicable. Except as provided in this Agreement, the Company and Holdings shall not grant to any Persons the right to request such entity to register any equity securities of such entity, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Manager Securities.

        3.    Piggyback Registrations.

          (a)    Right to Piggyback.    If at any time a Registrant proposes (whether or not pursuant to the receipt of a request for a Demand Registration) to register any shares of such Registrant's Registrable Securities under the Securities Act, and the registration form to be used may be used for the registration of Registrable Securities, the Registrant shall promptly, and in any event within three (3) business days, give written notice to each Member who individually, or together with its Affiliates, holds at least five per cent (5%) of the outstanding common stock of the Registrant of its intention to effect such a registration and, subject to the terms of paragraphs 3(c) and 3(d) hereof, shall include in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities of the Registrant with respect to which the Registrant has received written requests for inclusion therein within fifteen (15) days after the receipt of the Registrant's notice (such required additional registration, collectively with the type of required additional registration contemplated in subsection (ii) below, to be referred to as a "Piggyback Registration").

          (b)    Piggyback Expenses.    The Registration Expenses of the holders of Registrable Securities shall be paid by the Registrant in all Piggyback Registrations.

          (c)    Priority on Primary Registrations.    If a Piggyback Registration is an underwritten primary registration on behalf of the Registrant and the managing underwriters advise the Registrant in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Registrant shall include in such registration (i) first, the securities the Registrant proposes to sell, (ii) second, the number of Registrable Securities of the Registrant requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of such Registrable Securities owned by each such holder, and (iii) third, (if and to the extent permitted by the holders of a majority of the Manager Securities) other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder (to the extent permitted to be so included, in the case of securities which are not Registrable Securities).

          (d)    Priority on Secondary Registrations.    If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Registrant's securities and the managing underwriters advise the Registrant in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Registrant shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the number of Registrable Securities of the Registrant requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of such Registrable Securities owned by each such holder, and (ii) second, (if and to the extent permitted by the holders of a majority of the Manager Securities) other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder (to the extent permitted to be so included, in the case of securities which are not Registrable Securities).

          (e)    Selection of Underwriters.    If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of Manager Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld or delayed.

          (f)    Other Registrations.    If the Registrant has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 2 or pursuant to this paragraph 3, and if such previous registration has not been withdrawn or abandoned, the Registrant shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least one hundred eighty (180) days has elapsed from the effective date of such previous registration.

        4.    Holdback Agreements.

          (a)   Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the applicable Registrant, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the one hundred eighty (180)-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which such Registrant's Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b)   Each of the Company and Holdings (i) shall not effect any public sale or distribution of its equity securities (or, in the case of Holdings, Company securities), or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the one hundred eighty (180)-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of each entity's respective equity interests, or any securities convertible into or exchangeable or exercisable for such interests, purchased from such entity at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

        5.    Registration Procedures.    Whenever the holders of a majority of the Manager Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the applicable Registrant shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto, the applicable Registrant shall as expeditiously as reasonably practicable:

          (a)   prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Registrant shall furnish to the counsel selected by the holders of a majority of the Manager Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

          (b)   notify each holder of such Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c)   furnish to each seller of Registrable Securities of such Registrant such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d)   use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Registrant shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e)   notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Registrant shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f)    cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Registrant are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g)   provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h)   enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares, and including cooperating in reasonable marketing efforts, including participation by senior executives of the Registrant in any "roadshow" or similar meeting with potential investors);

          (i)    make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Registrant and cause the officers, directors, employees and independent accountants of the Registrant to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j)    otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter of the Registrant after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

          (k)   permit any holder of such Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Registrant, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Registrant in writing, which in the reasonable judgment of such holder and its counsel should be included; and

          (l)    in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Registrant shall use its reasonable best efforts promptly to obtain the withdrawal of such order.

          (m)  use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

          (n)   if such offering is an underwritten offering, obtain (and address to the underwriters and the holders of Registrable Securities who sell shares in the offering) a cold comfort letter from the independent public accountants of the Registrant in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request;

          (o)   provide (and address to the underwriters and the holders of Registrable Securities who sell shares in the offering) a legal opinion of the outside counsel of the Registrant, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

        6.    Registration Expenses.

          (a)   All expenses incident to the performance by the Registrant of or compliance with this Agreement, including without limitation all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Registrant and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Registrant (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Registrant shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Registrant are then listed or on the NASD automated quotation system.

          (b)   In connection with each Demand Registration and each Piggyback Registration, the applicable Registrant shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of Manager Securities included in such registration (or, if no Manager Securities are included therein, one counsel chosen by the holder of a majority of the Registrable Securities included therein) and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

          (c)   To the extent Registration Expenses are not required to be paid by the Registrant, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

        7.    Indemnification.

          (a)   Each Registrant agrees to indemnify, to the extent permitted by law, each holder of its Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, actions, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by such Registrant of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to Registrant and relating to action or inaction required of the Registrant in connection with any such registration, qualification or compliance, and to pay to each holder of such Registrant's Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Registrant by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Registrant has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Registrant shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b)   In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Registrant in writing such information and affidavits as the Registrant reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify Registrant, its directors and officers and each Person who controls Registrant (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or misleading statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c)   Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d)   The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. Each Registrant also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Registrant's indemnification is unavailable for any reason.

          (e)   If the indemnification provided for in this paragraph 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

        8.    Additional Parties; Joinder.    The Company may permit any Person who acquires Company Stock or rights to acquire Company Stock after the date hereof, and Holdings may permit any Person who acquires Shares, Holdings Stock or rights to acquire either of Shares or Holdings Stock after the date hereof (all such stock and Shares collectively referred to as the "Acquired Interests"), to become a party to this Agreement and to succeed to all of the rights and obligations of a "holder of Registrable Securities" and, as applicable, a "Member" under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto, and upon the execution and delivery of the joinder by such Person, such Person shall for all purposes be a "holder of Registrable Securities" and, if a holder of Shares, a "Member" under this Agreement with respect to such Acquired Interests.

        9.    Miscellaneous.

          (a)    No Inconsistent Agreements.    Neither the Company nor Holdings shall hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b)    Adjustments Affecting Registrable Securities.    Neither the Company nor Holdings shall take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c)    Remedies.    Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

          (d)    Amendments and Waivers.    Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, Holdings, and the Managing Member; provided, however, that no such amendment may disproportionately and adversely affect the rights of any holders of Registrable Securities under this Agreement without the consent of holders of a majority of such affected Registrable Securities. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          (e)    Successors and Assigns.    All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities who becomes a party to this Agreement by executing a joinder as set forth in paragraph 8; provided that if any holder of Registrable Securities which is a limited partnership or limited liability company distributes any Registrable Securities to its partners or members after the Company has effected a registered public offering of the Company Stock under the Securities Act, such transferees of Registrable Securities shall no longer be subject to the provisions of paragraph 4(a) hereof.

          (f)    Severability.    Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g)    Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (h)    Descriptive Headings.    The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i)    Governing Law.    This Agreement shall be governed by and in accordance with the internal rules of the State of Delaware (without regard to its conflict of law rules).

          (j)    Notices.    All notices and other communications hereunder shall be validly given or made if in writing, (i) when delivered personally (by courier service or otherwise); (ii) when sent by telecopy; or (iii) when actually received if mailed by first-class certified or registered United States mail, postage-prepaid and return receipt requested, and all legal process with regard hereto shall be validly served when served in accordance with applicable law, in each case to the address of the party to receive such notice or other communication set forth below, or at such other address as any party hereto may from time to time advise the other parties pursuant to this Section:

    If to Holdings, to:

    GT Solar Holdings, LLC
    c/o GFI Energy Ventures, LLC
    11611 San Vicente Blvd., Suite 710
    Los Angeles, CA 90049
    Attn:  Richard Landers
              Ian A. Schapiro
              Walid A. Gardezi
    Facsimile: (310) 442-0540

    with a copy to:

    Kirkland & Ellis LLP
    777 South Figueroa Street
    Los Angeles, CA 90017
    Attn:  John A. Weissenbach
              Damon R. Fisher
    Facsimile: (213) 680-8500

    If to the Company, to:

    GT Equipment Technologies, Inc.
    243 Daniel Webster Highway
    Merrimack, New Hampshire 03054
    Attn:  Dr. Kedar P. Gupta, Chief Executive Officer
              Daniel Lyman, General Counsel
    Facsimile: (603) 598-0430

    with a copy to:

    Kirkland & Ellis LLP
    777 South Figueroa Street
    Los Angeles, CA 90017
    Attn:  John A. Weissenbach
              Damon R. Fisher
    Facsimile: (213) 680-8500

    If to Managing Member, to:
    OCM/GFI Opportunities Fund II, L.P.
    c/o GFI Energy Ventures, LLC
    11611 San Vicente Blvd., Suite 710
    Los Angeles, CA 90049
    Attn:  Richard Landers
              Ian A. Schapiro
              Walid A. Gardezi
    Facsimile: (310) 442-0540

    with a copy to:
    Kirkland & Ellis LLP
    777 South Figueroa Street
    Los Angeles, CA 90017
    Attn:  John A. Weissenbach
              Damon R. Fisher
    Facsimile: (213) 680-8500

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (k)    Mutual Waiver of Jury Trial.    As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

* * * * *

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GT SOLAR HOLDINGS, LLC
By:	OCM/GFI POWER OPPORTUNITIES FUND II, L.P.
By:	GFI Power Opportunities Fund II, GP, LLC
Its:	General Partner
By:	GFI Energy Ventures LLC
Its:	Managing Member
By:	/s/ RICHARD LANDERS Name: Richard Landers Title: Principal
GT EQUIPMENT TECHNOLOGIES, INC.
By:	/s/ KEDAR P. GUPTA Name: Dr. Kedar P. Gupta Title: Chief Executive Officer
OCM/GFI POWER OPPORTUNITIES FUND II, L.P.
By:	GFI Power Opportunities Fund II, GP, LLC
Its:	General Partner
By:	GFI Energy Ventures LLC
Its:	Managing Member
By:	/s/ RICHARD LANDERS Name: Richard Landers Title: Principal

[Signature Page—Registration Rights Agreement]

OCM/GFI POWER OPPORTUNITIES FUND II (CAYMAN), L.P.
By:	GFI Power Opportunities Fund II GP (Cayman) Ltd.
Its:	General Partner
By:	GFI Power Opportunities Fund II GP, LLC
Its:	Director
By:	GFI Energy Ventures, LLC
Its:	Managing Member
By:	/s/ RICHARD LANDERS Name: Richard Landers Title: Principal
ANGELENO GROUP
By:	/s/ YANIR TEPPER Name:Yanir Tepper Title: Managing Member
MOUNT HOPE GT CAPITAL LLC
By:	/s/ BRIAN SCANLAN Name: Brian Scanlan Title: President

[Signature Page—Registration Rights Agreement]

/s/ KEDAR P. GUPTA Dr. Kedar P. Gupta
/s/ JONATHAN A. TALBOTT Jonathan A. Talbott
/s/ HOWARD SMITH Howard Smith
ROYAL BANK OF CANADA
By:	/s/ ALAN R. HIBBEN Name:Alan R. Hibben Title: CEO, RBC Capital Partners, A division of Royal Bank of Canada
/s/ THOMAS M. ZARRELLA Thomas M. Zarrella

[Signature Page—Registration Rights Agreement]

EXHIBIT A

REGISTRATION AGREEMENT

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Registration Agreement dated                        (as the same may hereafter be amended, the "Registration Agreement"), among GT Equipment Technologies, Inc., a Delaware corporation (the "Company"), GT Solar Holdings, LLC, a Delaware limited liability company (together with any corporate successor thereto, "Holdings"), OCM/GFI Power Opportunities Fund II, L.P. (the "Managing Member," and together with the other holders of Shares of Holdings, the "Members").

        By executing and delivering this Joinder to the Registration Agreement, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Agreement [as a Member and] as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned's            [shares of Company Stock] [shares of Holdings Stock] [Shares of Holdings] (including the rights to acquire the same) shall be included as Registrable Securities under the Registration Agreement.

        Accordingly, the undersigned has executed and delivered this Joinder as of the    day of                        , 200    .

Signature of Holder
Print Name of Holder

Registration Rights Agreement—Exhibit A

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